UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 17, 2007

Landry's Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-22150	76-0405386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1510 West Loop South, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-850-1010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

Landry’s Restaurants, Inc. (NYSE: LNY – News), one of the nation’s largest casual dining and entertainment companies, will be presenting at the following conference:

• Wachovia Consumer Growth Conference to be held October 16th - 18, 2007 at The New York Palace Hotel in New York. Landry’s Restaurants, Inc. will present at 2:00 PM Eastern time on Thursday October 18, 2007. The live webcast will be available at the following link: http://www.wsw.com/webcast/wa46/lny/

You may also locate the above listed webcast on the Landry’s Restaurants, Inc. website (www.landrysrestaurants.com), in the Corporate Relations section under Webcasts. The webcast will be available for two weeks following the presentation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landry's Restaurants, Inc.

October 17, 2007	By:	Steven L. Scheinthal

Name: Steven L. Scheinthal
Title: Executive Vice President and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 17, 2007